SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2004

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Item 5.	Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Auburn National Bancorporation, Inc., dated March 10, 2004, reporting the Company’s addition of four new directors to the Board.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ E.L. Spencer, Jr.

E.L. Spencer, Jr. Chairman, President and Chief Executive Officer

Date: March 10, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 10, 2004